SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         February 10, 2004
                                                --------------------------------


                               Chase Funding, Inc.
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             (Exact name of registrant as specified in its charter)



         New York                      333-106428                13-3840732
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



343 Thornall Street, Edison, New Jersey                             08837
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code        (732) 205-0600
                                                   -----------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as an exhibit are certain Structural Term Sheets and Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets (as defined in the no-action letter issued by the Commission on February 17, 1995 to the PSA) furnished to Chase Funding, Inc. (the "Company") by J.P. Morgan Securities Inc. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2004-1 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-106428) (the "Registration Statement"). The Company hereby incorporates the attached Structural and Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural and Collateral Term Sheets and Computational Materials were prepared solely by J.P. Morgan Securities Inc., and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets or Computational Materials.

            Any statement or information contained in the attached Structural and Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1)                              Structural and Collateral Term
                                                Sheets and Computational
                                                Materials prepared by J.P.
                                                Morgan Securities Inc. in
                                                connection with certain classes
                                                of the Chase Funding, Mortgage
                                                Loan Asset-Backed Certificates,
                                                Series 2004-1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE FUNDING, INC.



February 12, 2004
                                          By:  /s/ Michael Crilley
                                               -------------------------
                                                 Michael Crilley
                                                 Vice President

                              INDEX TO EXHIBITS
                              -----------------



                                                                  Paper (P) or
 Exhibit No.          Description                                 Electronic (E)
 -----------          -----------                                 --------------
     (99.1)           Structural and Collateral Term                  (E)
                      Sheets and Computational
                      Materials prepared by J.P.
                      Morgan Securities Inc. in
                      connection with certain classes
                      of the Chase Funding, Mortgage
                      Loan Asset-Backed Certificates,
                      Series 2004-1.